Significant Subsequent Events	12 Months Ended
Dec. 31, 2018
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Significant Subsequent Events

40.	SIGNIFICANT SUBSEQUENT EVENTS

On March 28, 2019, the Company’s board of directors resolved to issue ordinary shares in the way of cash capital increase in an amount up to NT$3,000,000 thousand (US$98,007 thousand) with par value NT$10 (US$0.3) per share. The Company’s board of directors also resolved to issue unsecured domestic bonds that were approved by the Taipei Exchange. These bonds will be issued in the amounts of NT$6,500,000 thousand (US$212,349 thousand) and NT$3,500,000 thousand (US$114,342 thousand) with annual interest rates of 0.9% and 1.03%, respectively, and with maturity of 5 and 7 years, respectively.